UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2010

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 GLENRIDGE CONNECTOR, N.E., SUITE 2000, ATLANTA, GEORGIA	30342
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (404) 890-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1. Agreement with Joe W. Forehand

As reported by First Data Corporation (the “Company”) in its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission on March 11, 2010 (the “2009 10-K”), the Board of Directors of the Company appointed Joe W. Forehand, a current director of the Company, to serve as its Chairman and interim Chief Executive Officer effective March 31, 2010 while the board conducts a search for a new Chief Executive Officer. On April 9, 2010, the Company’s Governance, Compensation and Nominations Committee (the “Committee”) approved the following compensation for Mr. Forehand.

Mr. Forehand will receive an annual salary of $1,200,000, effective March 31, 2010, and a payment of $65,753.42 to be paid immediately for consulting services rendered between March 11 and March 31, 2010. He will be eligible for bonus payments under the Company’s Senior Executive Incentive Plan which will be determined at the discretion of the Committee. A copy of the Senior Executive Incentive Plan was included as Exhibit 10.14 to the Company’s Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on March 25, 2009 and is incorporated herein by reference.

Mr. Forehand will be eligible for health and life benefits such as medical and dental coverage, health care and dependent care reimbursement accounts, short and long-term disability, life insurance, supplemental employee, spouse and child life insurance, basic and voluntary accidental death and dismemberment, business travel accident insurance and long-term care insurance. He also will be eligible to receive certain perquisites and personal benefits that may include personal use of the Company’s aircraft, personal financial planning up to $20,000 per year, and reimbursement for relocation and moving expenses. Additionally, he will be eligible for the Company’s 401(k) plan and severance benefits under the Company’s Severance/Change in Control Policy. A copy of the Severance/Change in Control Policy was included as Exhibit 10.27 of the Company’s Annual Report on Form 10-K filed with the SEC on March 13, 2008 and Amendment No. 1 to the Severance/Change in Control Policy was included as Exhibit 10.23 of the Company’s Annual Report on Form 10-K filed on March 25, 2009, both of which are incorporated herein by reference.

In addition, Mr. Forehand will receive an option to purchase 1,000,000 shares of common stock, par value $0.01 per share, of First Data Holdings Inc., the parent of the Company (“Holdings”), at $3.00 per share pursuant to the 2007 Stock Incentive Plan for Key Employees of First Data Corporation and Its Affiliates (the “2007 Equity Plan”), that was included as Exhibit 10.5 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, which is incorporated herein by reference. The options will vest in three equal annual installments beginning March 31, 2011 with such other terms as contained in the Form of Stock Option Agreement for Executive Committee Members that was included as Exhibit 10.6 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, which is incorporated herein by reference. Vesting of the options may be accelerated in accordance with the terms of the 2007 Equity Plan.

Mr. Forehand also will enter into a Management Stockholder’s Agreement in substantially the same form as the Form of Management Stockholder’s Agreement for Executive Committee Members filed as Exhibit 10.10 to the First Data Corporation Annual Report on Form 10-K for the period ended December 31, 2009 (the “Management Stockholder’s Agreement”), which is incorporated herein by reference. The Management Stockholder’s Agreement provides that, among other matters, the foregoing option grant and underlying shares are subject to call rights by Holdings if Mr. Forehand terminates employment with the Company for any reason.

2. Agreement with Michael Capellas

As reported in the 2009 10-K, Michael Capellas announced his resignation as Chairman and Chief Executive Officer of the Company effective March 31, 2010. Mr. Capellas has agreed to provide on-going advisory services to the Company and act on its behalf as a senior liaison with major technology providers. In connection with these services, on April 9, 2010, the Committee approved a separation agreement between Mr. Capellas, the Company and Holdings (the “Capellas Agreement”).

Under the terms of the Capellas Agreement, Mr. Capellas will continue to serve in an advisory capacity to the Company and compensation for such services will be determined as and when the nature, extent and timing of those services become known. He will receive a payment of $450,000 on April 15, 2010 representing the pro rata share of his bonus target for 2010 and reimbursement for reasonable closing costs pursuant to the Company’s relocation policy for a relocation previously initiated by Mr. Capellas. He also will continue to receive medical, dental and vision benefits coverage for a period of 2 years, subject to his payment of a portion of the cost of the benefits. Additionally, Holdings will exercise the call rights under Mr. Capellas’ Management Stockholder’s Agreement to repurchase all of the shares originally issued to him.

The form of the Capellas Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit

10.1	Form of Separation and Release Agreement with Michael Capellas

10.2	Senior Executive Incentive Plan, as amended and restated effective January 1, 2009 (incorporated by reference to Exhibit 10.14 of the Company’s Annual Report on Form 10-K filed on March 25, 2009, Commission File No. 1-11073).

10.3	First Data Corporation Severance/Change in Control Policy, as amended and restated effective September 24, 2007 (incorporated by reference to Exhibit 10.27 of the Company’s Annual Report on Form 10-K filed on March 13, 2008, Commission File No. 1-11073).

10.4	Amendment No. 1 to the First Data Corporation Severance/Change in Control Policy (incorporated by reference to Exhibit 10.23 of the Company’s Annual Report on Form 10-K filed on March 25, 2009, Commission File No. 1-11073).

10.5

2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates (incorporated by reference to Exhibit 10.5 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File

No. 1-11073).

10.6	Form of Stock Option Agreement for Executive Committee Members (incorporated by reference to Exhibit 10.6 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/S/ STANLEY J. ANDERSEN
Stanley J. Andersen
Vice President and Assistant Secretary

Date: April 13, 2010

Exhibit Index

The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit

10.1	Form of Separation and Release Agreement with Michael Capellas

10.2	Senior Executive Incentive Plan, as amended and restated effective January 1, 2009 (incorporated by reference to Exhibit 10.14 of the Company’s Annual Report on Form 10-K filed on March 25, 2009, Commission File No. 1-11073).

10.3	First Data Corporation Severance/Change in Control Policy, as amended and restated effective September 24, 2007 (incorporated by reference to Exhibit 10.27 of the Company’s Annual Report on Form 10-K filed on March 13, 2008, Commission File No. 1-11073).

10.4	Amendment No. 1 to the First Data Corporation Severance/Change in Control Policy (incorporated by reference to Exhibit 10.23 of the Company’s Annual Report on Form 10-K filed on March 25, 2009, Commission File No. 1-11073).

10.5

2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates (incorporated by reference to Exhibit 10.5 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File

No. 1-11073).

10.6	Form of Stock Option Agreement for Executive Committee Members (incorporated by reference to Exhibit 10.6 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).